SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                      /X/

Filed by a party other than the registrant   / /

Check the appropriate box:

/ /  Preliminary proxy statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             QUAKER INVESTMENT TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                                 NOT APPLICABLE

                           THE QUAKER INVESTMENT TRUST
                       OFFERING THE QUAKER FAMILY OF FUNDS

     QUAKER CORE EQUITY FUND                 QUAKER AGGRESSIVE GROWTH FUND
     QUAKER LARGE-CAP VALUE FUND             QUAKER MID-CAP VALUE FUND
     QUAKER SMALL-CAP VALUE FUND             QUAKER SMALL-CAP GROWTH FUND
     QUAKER FIXED INCOME FUND                QUAKER HIGH YIELD FUND
                       QUAKER GOVERNMENT MONEY MARKET FUND
                    QUAKER-LONG BOW SCIENCE & TECHNOLOGY FUND

            1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482
                             Toll Free 800-220-8888

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 8, 2002

To the Shareholders of the Quaker Family of Funds:

     The Quaker Investment Trust (the "Trust") is holding a special meeting of its shareholders (the "Special Meeting") on Friday, February 8, 2002 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Trust's Administrator, Citco-Quaker Fund Services, Inc., located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482.

     The Trust is a Massachusetts business trust, operating as a registered management investment company. The Trust has authorized the division of its shares into various series (each a "Fund" and together the "Funds")and currently offers shares of the following Funds to the public: Quaker Core Equity Fund; Quaker Aggressive Growth Fund; Quaker Large-Cap Value Fund; Quaker Mid-Cap Value Fund; Quaker Small-Cap Value Fund, Quaker Small-Cap Growth Fund; Quaker Fixed Income Fund; Quaker High Yield Fund; Quaker Government Money Market Fund; and Quaker-Long Bow Science & Technology Fund. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The table below briefly describes the various share classes currently offered by the Trust and identifies which Funds offer which share class(es).

----------------------------------------------------------------------------------------------------------------------
                           CLASS A SHARES ARE                             CLASS C SHARES ARE      INSTITUTIONAL SHARES
                           OFFERED TO THE         CLASS B SHARES ARE      OFFERED WITHOUT SALES   ARE OFFERED WITHOUT
                           PUBLIC WITH A          OFFERED WITH A          LOADS, BUT WITH A       SALES CHARGES OR
                           FRONT-END SALES        DECLINING CONTINGENT    CONTINUING ADDITIONAL   ADDITIONAL ONGOING
    FUND                   CHARGE.                DEFERRED SALES CHARGE.  SERVICING FEE.          SERVICING FEES
----------------------------------------------------------------------------------------------------------------------
CORE EQUITY                          X                      X                       X                       X
----------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH                    X                      X                       X                       X
----------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE                      X                      X                       X                       X
----------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE                        X                      X                       X                       X
----------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE                      X                      X                       X                       X
----------------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH                     X                      X                       X                       X
----------------------------------------------------------------------------------------------------------------------
FIXED INCOME                         X                      X                       X                       X
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD                           X                      X                       X                       X
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET             ---                    ---                     ---                      X
----------------------------------------------------------------------------------------------------------------------
SCIENCE & TECHNOLOGY                 X                     ---                     ---                     ---
----------------------------------------------------------------------------------------------------------------------

     The Special Meeting will be held to consider the following items of business:

1. Approval of a new slate of Trustees to serve on the Board of Trustees of the Trust until such time as their successors shall be duly elected and qualified;

2. Approval of a new Master Investment Advisory Agreement for all Funds of the Trust with Quaker Funds, Inc.;

3. Approval of the Board's decision to close the Quaker Large-Cap Value Fund, wind up the Fund's affairs, and distribute the net assets of the Fund pro rata to all shareholders of record entitled to receive such distributions;

4. Approval of the Board's decision to close the Quaker Government Money Market Fund, wind up the Fund's affairs, and distribute the net assets of the Fund pro rata to all shareholders of record entitled to receive such distributions; and

5. To transact such other business as may properly come before he shareholders of the Trust.

     You may vote at the Special Meeting if you are the record owner of shares of any Fund as of the close of business on December 31, 2001. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-220-8888 to inform them.

     Your vote on these proposals is very important. IF YOU OWN SHARES IN MORE THAN ONE ACCOUNT OF THE TRUST, YOU WILL RECEIVE MORE THAN ONE PROXY STATEMENT AND PROXY CARD AND WILL NEED TO VOTE THE SHARES YOU HOLD FOR EACH ACCOUNT. Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed, postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at 610-935-3775.

     Following this letter is a Q&A summarizing the proposals to be voted on and information on how you vote your shares. Please read the entire Proxy Statement carefully before you vote.


       PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

                                        By Order of the Board of Trustees,


                                        JEFFRY H. KING. SR..
                                        Chairman

December 31, 2001

                           THE QUAKER INVESTMENT TRUST
                       OFFERING THE QUAKER FAMILY OF FUNDS

     QUAKER CORE EQUITY FUND                 QUAKER AGGRESSIVE GROWTH FUND
     QUAKER LARGE-CAP VALUE FUND             QUAKER MID-CAP VALUE FUND
     QUAKER SMALL-CAP VALUE FUND             QUAKER SMALL-CAP GROWTH FUND
     QUAKER FIXED INCOME FUND                QUAKER HIGH YIELD FUND
                       QUAKER GOVERNMENT MONEY MARKET FUND
                    QUAKER-LONG BOW SCIENCE & TECHNOLOGY FUND

            1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482
                             Toll Free: 800-220-8888

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                              DATED JANUARY 2, 2002

--------------------------------------------------------------------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 8, 2002

WHAT IS HAPPENING?

     The Board of Trustees (the "Board") of the Quaker Investment Trust (the "Trust") has voted to call a special meeting of all shareholders of each of the six separate series listed above (each a "Fund" and together the "Funds"), in order to seek shareholder approval of four proposals relating to the Trust. The Special Meeting will be held at the Trust's offices, located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, at 10:00 a.m., Eastern Time, on Friday, February 8, 2002. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-220-8888 to inform them of your intentions.

WHAT ITEMS OF TRUST BUSINESS AM I BEING ASKED TO VOTE ON?

     The Board is seeking approval of four proposals:

          (1)  Approve a new slate of Trustees;
          (2)  Approve a new Master Investment Advisory Agreement for all Funds;
          (3)  Approve the closure of the Quaker Large-Cap Value Fund;
          (4)  Approve the closure of the Quaker  Government  Money Market Fund;
               and

     The shareholders may also consider and approve such other matters as may properly come before the shareholders at the Special Meeting.

WHICH PROPOSALS APPLY TO ME?

     The table below summarizes each proposal to be presented at the Special Meeting and shows the Funds whose shareholders may vote for each proposal.

--------------------------------------------------------------------------------
               PROPOSAL                        WHICH SHAREHOLDERS MAY VOTE
--------------------------------------------------------------------------------
1.   Approving a new slate of Trustees.    All shareholders of all Funds.
--------------------------------------------------------------------------------
2.   Approving a new Master Investment     All shareholders of all Funds, except
     Advisory Agreement.                   shareholders of the Quaker-Long Bow
                                           Science & Technology Fund.
--------------------------------------------------------------------------------
3.   Approving the closure of the Quaker   All Shareholders of the Large-Cap
     Large-Cap Value Fund.                 Value Fund only.
--------------------------------------------------------------------------------
4.   Approving the closure of the Quaker   All Shareholders of the Government
     Government Money Market Fund.         Money Market Fund only.
--------------------------------------------------------------------------------

AM I ELIGIBLE TO VOTE?

     If you were the record owner of any shares of any Fund as of the close of business on December 31, 2001 (the "Record Date"), then you are eligible to vote on one or more of the proposals (See the table in the preceding paragraph to find out which proposals apply to you). The number of shares outstanding for each Fund as of the Record Date is listed in Appendix A to this proxy statement. Each share counts as one vote, and fractional shares count as fractional votes.

HOW DO I VOTE?

     VOTING BY PROXY

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Board urges you to fill out and return your proxy card even if you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote.

     The Board has named Paul Giorgio, Joseph C. Cascarelli and Joseph Carlin as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

     If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the four proposals discussed in this proxy statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust's secretary in writing, before the Special Meeting, that you have revoked your proxy, at the following address: Ms. Laurie Keyes, The Quaker Investment Trust, 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482.

     VOTING IN PERSON

     If you attend the meting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that you vote "For" each of the proposals described in this proxy statement.

WHAT IS A QUORUM AND WHY IS IT IMPORTANT?

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust's Agreement and Declaration of Trust requires that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. The table below sets forth the quorum required for each proposal to be voted at the Special Meeting:

--------------------------------------------------------------------------------

            PROPOSAL                       NUMBER OF SHARES REQUIRED FOR QUORUM
--------------------------------------------------------------------------------
1.   Approving a new slate of Trustees.    A majority of all outstanding shares
                                           (as of December 31, 2001) of the
                                           Trust, with the shareholders of all
                                           Funds voting in the aggregate.
--------------------------------------------------------------------------------
2.   Approving a new Master Investment     A majority of all outstanding shares
     Advisory Agreement.                   (as of December 31, 2001) of each
                                           Fund, with each Fund voting
                                           separately, except that Shareholders
                                           of the Quaker-Long Bow Science &
                                           Technology Fund do not vote for this
                                           proposal.
--------------------------------------------------------------------------------
3.   Approving the closure of the Quaker   A majority of the outstanding shares
     Large-Cap Value Fund.                 (as of December 31, 2001) of the
                                           Large-Cap Value Fund only.
--------------------------------------------------------------------------------
4.   Approving the closure of the Quaker   A majority of the outstanding shares
     Government Money Market Fund.         (as of December 31, 2001) of the
                                           Government Money Market Fund only.
--------------------------------------------------------------------------------

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on any of the Proposals unless it has received voting instructions from you. If your broker does not vote your shares on one or more Proposals because it has not received instructions from you, those shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum, and count as votes cast against each Proposal.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The following table describes the votes needed to approve each Proposal:

--------------------------------------------------------------------------------
            PROPOSAL                     NUMBER OF SHARES REQUIRED TO APPROVE;
--------------------------------------------------------------------------------
1.   Approving a new slate of Trustees.  The affirmative vote of a plurality of the shares entitled to vote of all
                                         Funds, taken together, is required to
                                         approve the Proposal.  All Funds vote
                                         in the aggregate.  This means that,
                                         assuming a quorum of all shareholders
                                         of the Trust is obtained, the ten
                                         nominees receiving the most votes will
                                         be elected as trustees.
--------------------------------------------------------------------------------
2.   Approving a new Master Investment   The affirmative vote of a majority of
     Advisory Agreement for all Funds.   the shares entitled to vote of each
                                         Fund is required to approve the
                                         Proposal as to that Fund.  Each Fund
                                         votes independently.  Accordingly, the
                                         shareholders of one Fund could approve
                                         the Proposal and the shareholders of
                                         another Fund could reject the
                                         Proposal.
--------------------------------------------------------------------------------
3.   Approving the closure of the Quaker The affirmative vote of a majority of
     Large-Cap Value Fund                the shares entitled to vote of the
                                         Quaker Large-Cap Value Fund is required
                                         to approve the Proposal.  Only
                                         shareholders of the Quaker Large-Cap
                                         Value Fund may vote for this proposal.
--------------------------------------------------------------------------------
4.   Approving the closure of the Quaker The affirmative vote of a majority of
     Government Money Market Fund.       the shares entitled to vote of the
                                         Quaker Government Money Market Fund is
                                         required to approve the Proposal.  Only
                                         shareholders of the Quaker Government
                                         Money Market Fund may vote for this
                                         proposal.
--------------------------------------------------------------------------------

     The Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Fund as the lesser of
     (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

     Broker non-votes will not count as votes cast and will have the effect of votes against each Proposal.

CAN THE MEETING BE ADJOURNED?

     The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve such proposal.

WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS
PROXY SOLICITATION?

     The Trust is paying the costs of the shareholder meeting and proxy solicitation.

WHO DO I CALL IF I HAVE QUESTIONS?

     Please call the Trust at 1-800-220-8888 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated June 30, 2001. Simply call the Trust to request a copy of the report.
--------------------------------------------------------------------------------

PROPOSAL # 1.  APPROVAL  OF A NEW  SLATE OF  TRUSTEES  TO SERVE ON THE  BOARD OF
               TRUSTEES OF THE QUAKER INVESTMENT TRUST.

     The 1940 Act requires that a fund's board of trustees be elected by the shareholders of that fund. Recent amendments to certain regulations under the 1940 Act also require that , not later than July 2, 2002, a majority of trustees of a fund board be "uninterested" (or "independent") trustees, as that term is defined in the 1940 Act. In order to comply with the upcoming board composition requirements, the present board of Trustees earlier formed a nominating committee composed of the current independent trustees of the Trust (the "Committee") to nominate and recommend new independent board members to you. The Committee met on October 26, 2001 and selected three persons to serve as independent trustees. The entire board met on November 29, 2001 to receive the nominees selected by the Committee and to nominate a slate of trustees who were not considered to be independent in addition to the independent trustees nominated by the nominating committee. In all, the Board nominated ten persons to serve as trustees to the Trust.

     At the Special Meeting, you will be asked to approve the ten (10) nominees selected by the Board to serve as trustees of the Trust. Mr. Jeffry H. King, Sr., Ms. Laurie Keyes, Mr. Everett T. Keech, Mr. Howard L. Gleit, and Mr. Louis P. Pektor, III are long time trustees who are standing for re-election at this time. Mr. Mark L. Singel is a current trustee who replaced an outgoing trustee and is therefore standing for election for the first time. Mr. Kevin J. Mailey, Mr. Adrian A. Basora, Mr. G. Michael Mara and Mr. James R. Brinton are standing for election by the Trust's shareholders for the first time.

     Each trustee so elected will serve as a trustee of the Trust until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns or is removed as provided in the Amended and Restated Declaration of Trust and By-Laws for the Trust. Since the Trust does not hold annual meetings unless required to do so under the 1940 Act, trustees will hold office for an indeterminate period.

     All the nominees listed below have consented to serve as trustees of the Trust, if elected. In case any nominee shall be unable or shall fail to act as a trustee by virtue of an unexpected occurrence, your proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies, in their discretion.

     The table below describes the background and qualifications of each nominee, gives their date of birth, business experience, time served, if any, as a trustee of the Trust, and status as an independent or non-independent trustee.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF TRUST    OTHER
                                                                                                PORTFOLIOS         DIRECTORSHIPS
                          POSITION(S)       TERM OF OFFICE &                                    OVERSEEN BY        HELD BY
NAME, ADDRESS & DATE OF   HELD WITH THE     LENGTH OF TIME        PRINCIPAL OCCUPATION(S)       TRUSTEE OR         TRUSTEE OR
BIRTH                     TRUST             SERVED                DURING PAST 5 YEARS           NOMINEE            NOMINEE
--------------------------------------------------------------------------------------------------------------------------------
MR. JEFFRY H. KING SR.    Trustee,          Each Trustee serves   President & CEO of Quaker         Ten              None
                          President of      for an indefinite     Securities, Inc., 1288
1288 Valley Forge Road,   the Trust,        period of time.       Valley Forge Road, Suite
Suite 75, Valley Forge,   Chairman of the   Mr. King has served   75, Valley Forge, Pa
PA  19482                 board of          as a trustee since    19482, an institutional
                          Trustees          November, 1996        broker/dealer firm, since
(12-06-42)                                                        1990.  Shareholder and
                                                                  Chairman of the Board of
                                                                  Directors of Quaker Funds,
                                                                  Inc., 1288 Valley Forge
                                                                  Road, Suite 71, Valley
                                                                  Forge, Pa  19482, currently
                                                                  sponsor to the Quaker
                                                                  Family of Funds and
                                                                  investment adviser to the
                                                                  Quaker-Long Bow Science &
                                                                  Technology Fund, since
                                                                  1996.  Co-Chairman of the
                                                                  Board and shareholder of
                                                                  Citco-Quaker Fund Services,
                                                                  Inc., 1288 Valley Forge
                                                                  Road, Suite 88, Valley
                                                                  Forge, Pa  19482, transfer
                                                                  agent to the Trust, since
                                                                  May, 2001.
--------------------------------------------------------------------------------------------------------------------------------
MS. LAURIE KEYES          Trustee,          Each Trustee serves   Shareholder and Chief             Ten              None
                          Secretary         for an indefinite     Financial Officer of Quaker
1288 Valley Forge Road,                     period of time.       Funds, Inc., currently
Suite 75, Valley Forge,                     Ms. Keyes has         sponsor to the Quaker
PA  19482                                   served as a trustee   Family of Funds and
                                            since November, 1996  investment adviser to the
(12-10-49)                                                        Quaker-Long
                                                                  Bow  Science &
                                                                  Technology
                                                                  Fund,    since
                                                                  1996.
--------------------------------------------------------------------------------------------------------------------------------
MR. EVERETT T. KEECH      Trustee, Vice     Each Trustee serves   Chairman and CEO, Pico            Ten              None
                          Chairman of the   for an indefinite     Products, Inc., a
One Tower Bridge, Suite   Board, Treasurer  period of time.       manufacturing firm, One
501 West Conshohocken,                      Mr. Keech has         Tower Bridge, Suite 501
Pennsylvania  19428                         served as a trustee   West Conshohocken,
                                            since November, 1996  Pennsylvania, since 1994.
(02-23-40)                                                        Shareholder of Citco-Quaker
                                                                  Fund Services, Inc.,
                                                                  transfer agent to the
                                                                  Trust, since May, 2001.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF TRUST    OTHER
                                                                                                PORTFOLIOS         DIRECTORSHIPS
                          POSITION(S)       TERM OF OFFICE &                                    OVERSEEN BY        HELD BY
NAME, ADDRESS & DATE OF   HELD WITH THE     LENGTH OF TIME        PRINCIPAL OCCUPATION(S)       TRUSTEE OR         TRUSTEE OR
BIRTH                     TRUST             SERVED                DURING PAST 5 YEARS           NOMINEE            NOMINEE
--------------------------------------------------------------------------------------------------------------------------------
MR. KEVIN J. MAILEY       Nominee           Each Trustee serves   Principal of Quaker Funds,        Ten              None
                                            for an indefinite     Inc. since October, 1999.
1288 Valley Forge Road,                     period of time.       Elected president of Quaker
Suite 71, Valley Forge,                     Mr. Mailey is         Funds, Inc. in September,
PA  19482                                   standing for          2001.  Pending shareholder
                                            election for the      of Quaker Funds, Inc.
(09-06-52)                                  first time.           Shareholder of Citco-Quaker
                                                                  Fund Services, Inc. since
                                                                  May, 2001.  Marketing
                                                                  Director of Meridian
                                                                  Investments from October,
                                                                  1997 to June, 1999.
                                                                  Principal and Marketing
                                                                  Director of the William
                                                                  Penn Funds from December,
                                                                  1989 to June, 1997.
                                                                  Graduate of Notre Dame
                                                                  University.
--------------------------------------------------------------------------------------------------------------------------------
MR. HOWARD L. GLEIT       Independent       Each Trustee serves   Attorney.  Of Counsel,            Ten              None
                          Trustee           for an indefinite     Connolly Epstein Chicco,
One Liberty Place                           period of time.       1515 Market Street,
1650 Market Street,                         Mr. Gleit has         Philadelphia, Pennsylvania
32nd Floor                                  served as a trustee   since 1997;.  Previously of
Philadelphia, PA                            since November, 1996  counsel to Foxman
19103-7393                                                        Engelmeyer & Ewing
                                                                  Philadelphia, Pennsylvania
(05-31-40)                                                        & Zapruder & Odell, Bala
                                                                  Cynwyd, Pennsylvania
                                                                  since 1994; Previously a
                                                                  partner with Pepper,
                                                                  Hamilton & Scheetz
                                                                  Philadelphia, Pennsylvania.
--------------------------------------------------------------------------------------------------------------------------------
MR. LOUIS P. PEKTOR,      Independent       Each Trustee serves   President, Ashley                 Ten              None
III                       Trustee           for an indefinite     Development Company, 961
                                            period of time.       Marcon Boulevard, Suite
961 Marcon Boulevard,                       Mr. Pektor has        300, Allentown,
Suite 300, Allentown,                       served as a trustee   Pennsylvania, a commercial
Pennsylvania                                since November, 1996  real estate development
                                                                  company,  since 1993.  Also
(01-18-51)                                                        President, Greystone
                                                                  Capital, Allentown,
                                                                  Pennsylvania since 1993.
                                                                  Previously, Executive Vice
                                                                  President, Wall Street
                                                                  Mergers & Acquisitions,
                                                                  Allentown, Pennsylvania.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF TRUST    OTHER
                                                                                                PORTFOLIOS         DIRECTORSHIPS
                          POSITION(S)       TERM OF OFFICE &                                    OVERSEEN BY        HELD BY
NAME, ADDRESS & DATE OF   HELD WITH THE     LENGTH OF TIME        PRINCIPAL OCCUPATION(S)       TRUSTEE OR         TRUSTEE OR
BIRTH                     TRUST             SERVED                DURING PAST 5 YEARS           NOMINEE            NOMINEE
--------------------------------------------------------------------------------------------------------------------------------
MR. MARK L. SINGEL        Nominee to        Each Trustee serves   President, Public Affairs         Ten              None
                          serve as an       for an indefinite     Management, 305 North Front
305 North Front Street,   independent       period of time.       Street, Harrisburg, PA
Harrisburg, PA  17108     Trustee           Mr. Singel is         17108, a political
                                            standing for          consulting firm, since
(09-15-53)                                  election for the      1994.  Formerly Lieutenant
                                            first time.           Governor of the Commonwealth
                                                                  of Pennsylvania; also served
                                                                  as a State Senator for
                                                                  Pennsylvania and Chairman
                                                                  of the Pennsylvania Democratic
                                                                  Party.
--------------------------------------------------------------------------------------------------------------------------------
AMBASSADOR ADRIAN A.      Nominee to        Each Trustee serves   President of the Eisenhower       Ten           Governor of
BASORA (RET.)             serve as an       for an indefinite     Exchange Fellowships, 256                           the
                          independent       period of time.       South 16th Street,                              Philadelphia
256 South 16th Street,    Trustee           Mr. Basora is         Philadelphia, PA  19102,                       Stock Exchange
Philadelphia, PA                            standing for          since 1996.  The                               and a director
19102, since 1996                           election for the      Fellowship's mission is to                         of C&D
                                            first time.           enhance progress and mutual                     Technologies.
(07-18-38)                                                        understanding through
                                                                  linkages among leaders in
                                                                  key fields throughout the
                                                                  world.  Previously served
                                                                  as U.S. Ambassador to the
                                                                  Czech Republic from 1992
                                                                  through 1995.  Served as
                                                                  National Security Council
                                                                  Director for European
                                                                  Affairs at the White House
                                                                  from 1989 to 1991.
                                                                  Ambassador Basora's
                                                                  affiliations include the
                                                                  Council on Foreign
                                                                  Relations, the Foreign
                                                                  Policy Research Institute
                                                                  and the Foundation for a
                                                                  Civil Society.  Ambassador
                                                                  Basora holds an MPA degree
                                                                  from Princeton University
                                                                  and undergraduate degrees
                                                                  from the Istitut d'Etudes
                                                                  Politiques in Paris and
                                                                  from Fordham University.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF TRUST    OTHER
                                                                                                PORTFOLIOS         DIRECTORSHIPS
                          POSITION(S)       TERM OF OFFICE &                                    OVERSEEN BY        HELD BY
NAME, ADDRESS & DATE OF   HELD WITH THE     LENGTH OF TIME        PRINCIPAL OCCUPATION(S)       TRUSTEE OR         TRUSTEE OR
BIRTH                     TRUST             SERVED                DURING PAST 5 YEARS           NOMINEE            NOMINEE
--------------------------------------------------------------------------------------------------------------------------------
MR. G. MICHAEL MARA       Nominee to        Each Trustee serves   Managing Director and             Ten              None
                          serve as an       for an indefinite     President, Millennium
30 Valley Stream          independent       period of time.       Capital Advisors, Inc., 30
Parkway, Malvern, PA      Trustee           Mr. Mara is           Valley Stream Parkway,
19355                                       standing for          Malvern, PA  19355, an
                                            election for the      asset management firm,
(05-05-55)                                  first time.           since 2000.  Previously
                                                                  principal, Vanguard
                                                                  Fiduciary Trust Company,
                                                                  The Vanguard Group, Valley
                                                                  Forge, PA, from 1997 to
                                                                  1999.  District Manager and
                                                                  Senior Vice President,
                                                                  Merrill Lynch Trust
                                                                  Company, 1995 to 1997.
                                                                  Served in various
                                                                  increasingly responsible
                                                                  roles within Merrill Lynch
                                                                  from 1986 to 1997.  Mr.
                                                                  Mara also served in the
                                                                  U.S. Army Intelligence and
                                                                  Security Command in
                                                                  Augsburg, Germany from
                                                                  1976-1980.  Mr. Mara holds
                                                                  an MBA in management from
                                                                  The American University,
                                                                  Washington, DC and a BA in
                                                                  Business Communications
                                                                  from Emerson College,
                                                                  Boston, MA
--------------------------------------------------------------------------------------------------------------------------------
MR. JAMES R. BRINTON      Nominee to        Each Trustee serves   Principal and Senior              Ten              None
                          serve as an       for an indefinite     Insurance Broker for Robert
123 West Lancaster        independent       period of time.       J. McAllister Agency, Inc.,
Avenue, Wayne PA  19087   Trustee           Mr. Brinton is        123 West Lancaster Avenue,
                                            standing for          Wayne PA  19087, a
(07-03-54)                                  election for the      commercial insurance
                                            first time.           brokerage firm, since
                                                                  1979.  Mr. Brinton holds a
                                                                  BA in business from
                                                                  Marietta College and
                                                                  licenses as a property and
                                                                  casualty broker and life,
                                                                  accident and health agent.
--------------------------------------------------------------------------------------------------------------------------------

     The Board of Trustees of the Trust formed a nominating committee, the members of which were Mark L. Singel, Louis P. Pektor, III and Howard L. Gleit, to select and nominate new independent trustees to propose to the shareholders of the Trust. The nominating committee met on October 26, 2001 and selected Mr. Adrian Basora, Mr. G. Michael Mara and Mr. James R. Brinton to serve as new independent Trustees. The entire Board of Trustees met on November 29, 2001 and proposed the final slate of trustees to be proposed to the Trust's shareholders. Shareholders wishing to submit the name of a candidate for consideration by the nominating committee should submit their recommendations to the secretary of the Trust, Ms. Laurie Keyes, by writing to her at 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482.

     The Board met four times during the Trust's most recently completed fiscal year. Each then current Trustee attended 75% or more of the respective meetings of the Board and the committees of which he/she was a member that were held during that period.

     The Trust pays trustees who are not interested persons of the Trust an annual retainer and an attendance fee for each Board meeting and committee meeting attended, plus expense reimbursement. As reflected above, certain of the trustees are officers and/or shareholders in various entities that provide services to the Trust and are therefore considered to be
     "interested persons" as defined in the 1940 Act. Trustees who are "interested persons" as defined under the 1940 Act receive no compensation from the trust for their services as Trustees.

     The table below shows, for each Trustee entitled to receive compensation from the Trust, the aggregate compensation paid or accrued by the Trust for its fiscal year ending June 30, 2001 and the total compensation that the Trust paid to each Trustee from July 1, 2001 to November 30, 2001.

---------------------------------------------------------------------------------------------------
NAME OF TRUSTEE                                 COMPENSATION PAID BY THE TRUST
---------------------------------------------------------------------------------------------------
                             Fiscal Year Ending June 30, 2001    Period July 1, 2001 -Nov. 30, 2001
---------------------------------------------------------------------------------------------------
Howard L. Gleit                              $4,000                              $4,000
---------------------------------------------------------------------------------------------------
Louis P. Pektor, III                         $4,000                              $5,750
---------------------------------------------------------------------------------------------------
Mark L. Singel                               $1,250                              $6,000
---------------------------------------------------------------------------------------------------

TRUST OFFICERS. Information about the executive officers of the Trust, with their respective dates of birth and terms as Trust officers, is set forth below.

Jeffry H. King, Sr. (12/06/42)- Chairman of the Board since November, 1996 and President of the Trust since May, 2001.
Everett T. Keech (02-23-40)- Treasurer of the Trust since November, 1996. Laurie Keyes (12-10-49)- Secretary of the Trust since November, 1996.

--------------------------------------------------------------------------------

The officers of the Trust are elected by the Board of the Trust at an annual or other meeting of the Board to serve until their successors are elected and qualified.

SHAREHOLDINGS

As of December 310, 2001, no trustee or nominee owned in excess of 5% of the total outstanding shares of any Fund except as shown below.

---------------------------------------------------------------------------------------------------------------
TRUSTEE              FUND                         SHARE CLASS     # OF SHARES OWNED      % OF TOTAL FUND SHARES
---------------------------------------------------------------------------------------------------------------
Kevin J. Mailey      Large-Cap Value Fund         Class A         4,283                  51.02%
Kevin J. Mailey      Gov't Money Market Fund      Class I         639,965                92.81%
---------------------------------------------------------------------------------------------------------------

As of December 31, 2001, the Trustees/proposed Trustees, as a group, owned beneficially more than five percent of the following Funds:

--------------------------------------------------------------------------------
NAME OF FUND                                  PERCENTAGE OWNERSHIP BY TRUSTEES/
                                              PROPOSED TRUSTEES IN THE AGGREGATE
--------------------------------------------------------------------------------
Quaker Large-Cap Value Fund                                    51.02%
--------------------------------------------------------------------------------
Quaker Government Money Market Fund                            92.81%
--------------------------------------------------------------------------------

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 1?

     ----------------------------------------------------------------------
           YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 1.
     ----------------------------------------------------------------------

PROPOSAL # 2.  APPROVAL  OF A NEW  MASTER  INVESTMENT  ADVISORY  AGREEMENT  WITH
               QUAKER FUNDS, INC.

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     All shareholders of record as of December 31, 2001 of all Funds, except the shareholders of the Quaker-Long Bow Science & Technology Fund, may vote for this proposal.

WHAT IS HAPPENING?

     Quaker Management Corp. ("QMC"), 1288 Valley Forge Road, Suite 71, Valley Forge, PA 19482, currently serves as Investment Adviser to each Fund except the Quaker Long-Bow Science & Technology Fund. Quaker Funds, Inc., ("QFI"), 1288 Valley Forge Road, Suite 71, Valley Forge, PA 19482 has served as sponsor to the Trust since the Trust's inception in November, 1996. In September, 2001, QFI registered as an investment adviser with the Securities and Exchange Commission and became the investment adviser to the Quaker-Long Bow Science & Technology Fund in October, 2001. QMC and QFI are related entities, both companies being controlled by the same persons. In August, 2001, management of QMC and QFI proposed to the Board of Trustees that in the interest of managerial simplicity, a single entity perform the functions currently performed by these two interrelated entities. On August 27, 2001, the Board met to consider QMC and QFI's proposal, and after full deliberation, selected QFI to serve as Master Investment Adviser to all series of the Trust currently being serviced by QMC, after QMC indicated that it intended to resign as investment adviser.

     QFI is a Pennsylvania corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. Kevin J. Mailey is President of QFI and is responsible for the day-to-day activities of QFI. Mr. Mailey is scheduled to become a shareholder of QFI sometime in January, 2002. Mr. Mailey has been an investment professional for more than 15 years. Mr. Mailey has also been nominated to serve as a Trustee of the Quaker Investment Trust, and his qualifications were set forth in the discussion relating to Proposal # 1. Jeffry H. King, Sr., a shareholder and director of QFI, also serves as a Trustee for the Trust. Neither Mr. King nor Mr. Mailey receive compensation for their services to the Trust as Trustees, but each may receive compensation from QFI as a result of his ownership of QFI and or service as an officer and/or director. Mr. King's resume and qualifications are also discussed in the information contained in Proposal # 1.

     The current investment advisory agreement between the Trust and QMC was dated July 1, 2001. It had an intial term of two years and was thereafter subject to annual renewal. The terms of the investment advisory agreement with QMC are identical in all respects except the compensation table to the proposed agreement with QFI. A copy of the proposed investment advisory agreement is attached to this proxy as Exhibit B. A discussion of the fees to paid to QFI follows below.

WHAT ARE QFI'S RESPONSIBILITIES?

     If you approve this proposal, QFI will become the Master Investment Adviser (or "Fund Manager") to each Fund of the Trust. QFI will be responsible for the overall investment operations of all the Funds; it will be required to provide, or arrange to provide, day-to-day investment advisory services to each Fund, and it will be primarily responsible to the Board for the conduct of each Fund's investment activities.

     QFI will prepare quarterly reports to the Board concerning the investment activities of each Fund (or more frequently if the Board requires). QFI will be responsible for ensuring that the Funds are managed in accordance with their investment objectives and restrictions, all as set forth in the Trust's most current prospectus and statement of additional information, and QFI will be responsible for reporting any deviations to the Board and will be responsible for taking such corrective actions as the Board may direct.

     QFI will be authorized to engage persons, subject to Board and shareholder approval, to serve one or more Funds as sub-advisers. These sub-advisers will provide day-to-day investment advice and choose the securities in which to invest to one or more Funds. The sub-advisers will be paid fees by QFI, will report directly to QFI, and QFI will be responsible to report to the Board for any errors or omissions made by a sub-adviser.

WHY IS MY VOTE REQUIRED?

     Whenever there is a material change to an investment management agreement, or a new investment adviser is chosen to serve a Fund, federal law requires that the shareholders of the Fund approve the selection. Because the Board has chosen QFI to serve as the new investment adviser to each Fund, the shareholders of each Fund must separately approve the Board's selection.

IF QFI BECOMES THE INVESTMENT ADVISER, WILL MY FEES INCREASE?

     If QFI becomes the new Investment Adviser to the Funds, the overall management fees charged to each Fund will not increase. The fees currently paid to QMC for investment advisory services and the fees currently paid to QFI for sponsorship services will be combined into a single management fee. A copy of the Master Investment Advisory Agreement approved by the Board is included as Exhibit 1 to this proxy.

     The table set forth below shows the investment advisory fees payable by each Fund for its fiscal year that ended on June 30, 2001 to QMC, the sponsor fees payable during the same period to QFI, and the aggregate fees paid to both entities. As stated above, there will be no difference in aggregate fees under the new agreement.

------------------------------------------------------------------------------------------------------------
                               TOTAL  IA FEES PAID TO   TOTAL SPONSOR FEES PAID    AGGREGATE FEES PAID TO
                               QMC FOR FISCAL YEAR      TO QFI FOR FISCAL YEAR     QMC AND QFI FOR FISCAL
NAME OF FUND                   ENDING JUNE 30, 2001     ENDING JUNE 30, 2001       YEAR ENDING JUNE 30, 2001
------------------------------------------------------------------------------------------------------------
Quaker Core Equity                    $187,942                  $58,793                     $246,735
------------------------------------------------------------------------------------------------------------
Quaker Aggressive Growth              $381,785                  $91,082                     $472,867
------------------------------------------------------------------------------------------------------------
Quaker Large-Cap Value                      $0                       $0                           $0
------------------------------------------------------------------------------------------------------------
Quaker Mid-Cap Value                   $53,322                  $16,681                      $70,003
------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Value                $241,378                  $44,761                     $286,139
------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Growth                $16,498                   $5,156                      $21,654
------------------------------------------------------------------------------------------------------------
Quaker Fixed Income                    $53,136                  $11,977                      $65,113
------------------------------------------------------------------------------------------------------------
Quaker High Yield                      $61,225                  $19,133                      $80,358
------------------------------------------------------------------------------------------------------------
Quaker Gov't Money Market               $1,200                       $0                       $1,200
------------------------------------------------------------------------------------------------------------

HOW WILL THE APPROVAL OF QFI AFFECT THE INVESTMENT MANAGEMENT OF MY FUND?

     Your Fund shares will not change. You will own the same shares in the same Fund. QFI and each sub-adviser have pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Fund that your Fund has enjoyed in the past.

     Since QFI, and not the sub-advisers, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by the sub-advisers, the sub-advisers will now have more time to devote to investment management. The Board is confident that the new arrangement will allow the Funds to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF QFI IS NOT APPROVED AS THE NEW INVESTMENT ADVISER?

     The Board has determined that, in order to achieve the benefits of a Master Investment Advisory arrangement, the arrangement must apply to ALL Funds of the Trust. However, federal law dictates that the shareholders of each Fund separately approve the Agreement. As a result, the shareholders of one or more Funds could reject the Proposal. If that happened, the hoped-for benefits of the arrangement would be destroyed. Accordingly, the Board has decided that for Proposal # 1 to take effect, a majority of the shareholders of all Funds must approve the appointment. If Proposal # 1 is rejected by one or more Funds, the Proposal will fail in its entirety. If Proposal # 1 is rejected, the Board will consider alternate investment management options.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2?

     ----------------------------------------------------------------------
           YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 2.
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPOSAL # 3.  CLOSURE OF THE QUAKER LARGE-CAP VALUE FUND

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     Only shareholders of record (as of December 31, 2001) of the Quaker Large-Cap Value Fund may vote for this proposal.

WHAT IS HAPPENING?

     On October 31, 2000, Compu-Val Investments, the former sub-investment advisor to the Quaker Large-Cap Value Fund ("Compu-Val"), resigned its position as sub-advisor to the Fund. Compu-Val resigned because the assets of the Fund had not increased sufficiently to make managing the fund a profitable venture, and because Compu-Val's investment performance for the Fund had fallen below expectations. The Board of Trustees of the Fund (the "Board"), after thoughtful consideration and consultation with Quaker Management Corp., 1288 Valley Forge Road, Suite 71, Valley Forge, PA 19482 ("QMC"), the Fund's investment advisor, decided that it would be in the best interests of the shareholders of the Fund to find a new sub-investment advisor to replace Compu-Val.

     QMC, at the Board's request, engaged in a search to find a new sub-advisor for the Fund, and after interviewing a number of potential replacements, submitted Windrose Capital Management, Inc. to the Board for its consideration.

     On December 6, 2000, the Board met to consider, among other matters, a new sub-investment advisor for the Fund, and after full deliberation, selected Windrose Capital Management Company, 750 E. Green Street, Suite 315, Pasadena, CA 91101 ("Windrose") to serve in that capacity. The Board then called a special meeting of the shareholders of the Fund in order to seek their approval of Windrose as the new sub-advisor to the Fund.

     On February 7, 2001, the special meeting of shareholders was held. Unfortunately, the meeting had to be adjourned because a quorum of voters was not present. On February 8, 2001, the Board met to discuss options for the Fund in the event that a quorum of voters could not be had to approve Windrose. After much deliberation, the Board decided that the best option for the Fund would be to close it and wind up its affairs if a quorum of voters could not be obtained on or before March 10, 2001, the day that Windrose's engagement would expire if shareholder approval had not been obtained.

     Despite repeated adjournments since February 7, 2001, and the Trust's best efforts to obtain a quorum, the Trust was unsuccessful at obtaining the quorum necessary to resolve the issue of a new sub-advisor prior to March 10, 2001. Accordingly, pursuant to its earlier decision, the Trustees unanimously authorized the filing of a proxy to solicit shareholder approval to close the Fund. On May 18, 2001, the Fund held a Special Meeting of the Shareholders of the Fund to seek their approval to close the Fund. Once again, a quorum of voters could not be obtained, despite repeated adjournments and attempts to acquire a quorum.

     On December 18, 2001, the Board again authorized a proxy for the purpose of once again seeking shareholder approval to close the Fund. Since the resignation of Compu-Val, the Fund has been overseen by the Board of Trustees.

BOARD OF TRUSTEES EVALUATION

     At a special meeting of the Board on December 18, 2001, the Board discussed its options with respect to the failure of the Fund to obtain a quorum of voters to approve the closure of the Fund. The Board then considered the steps necessary to close the Fund. Counsel to the Fund informed the Board of its responsibilities and requirements for closing the Fund. The Board was informed that certain information and documents must be filed under both state and federal law in order to close a mutual fund. In addition, the Trust's governing documents required a consenting vote of shareholders in any fund to be closed.

     In addition, counsel to the Fund and the independent Trustees prepared and distributed an analysis of the Board's fiduciary obligations. The Trustees discussed the recommendations of management and reviewed their fiduciary obligations. There was extended discussion of, and questioning about, the Fund's future options and the ability of the Trust to continue. As a result of their investigation and discussions, at its meeting on December 18, 2001, the Board voted to close the Fund and to again recommend closure to the shareholders of the Fund for their approval.

     As a result of their investigation and consideration of the Fund's status and the options available to the Fund, at its meeting on December 18, 2001, the Board voted to close the Fund, wind up its affairs, and distribute the net assets of the Fund to all shareholders of record, and to recommend its decision to the shareholders of the Fund.

WHAT HAPPENS IF THE FUND'S SHAREHOLDERS DO NOT APPROVE THE FUND'S CLOSURE?

     You should be aware that the Board will not attempt to engage another sub-advisor or continue to solicit new assets into the Fund. As a result, all the expenses incurred by the Fund, which are significant, will be borne by the Fund's existing shareholders. As a result, the value of your investment in the Fund will be very negatively affected. As shareholders redeem their shares going forward, the effect on remaining shareholders will be even worse. If the shareholders do not approve the Fund's closure, it is very likely that the value of your investment in the Fund will eventually be completely depleted.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 3?

     ----------------------------------------------------------------------
           YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 3.
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPOSAL # 4.  CLOSURE OF THE QUAKER GOVERNMENT MONEY MARKET FUND

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     Only shareholders of record (as of December 31, 2001) of the Quaker Government Money Market Fund may vote for this proposal.

WHAT IS HAPPENING?

     On July 5, 2000, the Quaker Government Money Market Fund commenced investment operations. As of the date of this proxy, the Fund had only attracted a few shareholders and less than $1 million in total assets. On November 29, 2001, at a regular meeting of the Board of Trustees of the Trust, Mr. Kevin J. Mailey, the Fund's majority shareholder, informed the Board that he would be redeeming his shares in the Fund at the beginning of the new year. Management of the Trust then informed the Board that marketing efforts on behalf of the Fund had been unsuccessful, mainly because the distribution outlets from which a majority of the Trust's shareholder subscriptions were derived refused to allow the Fund to be marketed through their channels.

     Management further informed the Board that they did not foresee an improvement in the Fund's near or long term prospects, and their opinion was shared by the Fund's sub-adviser ALM Advisors, Inc. In addition, since the Fund's inception, all service providers to the Fund had been waiving receipt of all fees, and the Fund's Sponsor, Quaker Funds, Inc. had been reimbursing the Fund for all other ongoing expenses. None of the service providers to the Fund were willing to continue such waivers.

BOARD OF TRUSTEES EVALUATION

     During its deliberations, the Board consulted the Trust's independent counsel in its analysis of the Fund's financial status and other aspects of the Fund to help evaluate the potential effects of various Board actions upon the Fund and the Trust. Throughout the review process the independent Trustees had the assistance of legal counsel. The Board received reports from management concerning the effects on the Fund's NAV resulting from the ongoing expenses of the Fund.

     As a result of their investigation and consideration of the Fund's status and the options available to the Fund, at its meeting on November 29, 2001, the Board voted to close the Fund, wind up its affairs, and distribute the net assets of the Fund to all shareholders of record, and to recommend its decision to the shareholders of the Fund for their approval.

WHAT HAPPENS IF THE FUND'S SHAREHOLDERS DO NOT APPROVE THE FUND'S CLOSURE?

     You should be aware that the Board will not attempt to continue to solicit new assets into the Fund. As a result, all the expenses incurred by the Fund, which are significant, will be borne by the Fund's existing shareholders. As a result, the value of your investment in the Fund will be very negatively affected. As shareholders redeem their shares going forward, the effect on remaining shareholders will be even worse. If the shareholders do not approve the Fund's closure, it is very likely that the value of your investment in the Fund will eventually be completely depleted.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 4?

     ----------------------------------------------------------------------
           YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 4.
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

     Quaker Securities, Inc. ("QSI") 1288 Valley Forge Road, Suite 75, Valley Forge, PA 19482, is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. QSI has been providing underwriting services to the Funds of the Trust since July 1, 2001.

     QSI is paid a flat fee of $20,000, annually, by the Trust for its distribution services to all share classes except Class A shares of the Funds of the Trust. QSI generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust's prospectus. QSI may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an "underwriter" under federal law.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

     Citco-Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, provides administrative, transfer agent, and accounting services to each Fund pursuant to a written agreement with the Trust, dated July 1, 2001.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     Each Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Funds, is responsible for insuring that such purchases and sales are effected in accordance with the Trust's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Sub-Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Funds. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of the Adviser and the Sub-Advisers, and such information still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce the Sub-Advisers' expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Sub-Advisers may give consideration to those firms that have sold or are selling shares of the Trust, as well as to those firms that provide market, statistical and other research information to the Trust, the Adviser and to the Sub-Advisers. The Adviser and the Sub-Advisers are not authorized to pay higher commissions, or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

     The Adviser and the Sub-Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Funds could pay to a firm that provides research services to the Adviser and/or the Sub-Advisers a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if the Adviser and/or the Sub-Advisers determine(s) in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's and/or the Sub-Advisers' overall responsibilities to the Funds or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of the Adviser and/or Sub-Advisers and its/their subsidiaries. In addition, the investment management fee paid by the Fund to the Adviser is not reduced because it receives these research services.

PROPOSALS OF SHAREHOLDERS

     As a Massachusetts Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

     The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust's audited annual financial report, dated June 30, 2001, and the Trust's unaudited semi-annual financial report, dated December 31, 2000.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                        OF EACH FUND, BY CLASS AND TOTAL,
                             AS OF DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------
NAME OF QUAKER FUND                INSTITUTIONAL  CLASS A     CLASS B     CLASS C         TOTAL
----------------------------------------------------------------------------------------------------
Core Equity Fund                      341,691    1,094,185       9,210      46,383        1,491,469
----------------------------------------------------------------------------------------------------
Aggressive Growth Fund                239,737    6,122,921     252,508     170,039        6,785,205
----------------------------------------------------------------------------------------------------
Large-Cap Value Fund                    8,394            0           0           0            8,394
----------------------------------------------------------------------------------------------------
Mid-Cap Value Fund                    481,156      207,104     108,910     276,660        1,073,830
----------------------------------------------------------------------------------------------------
Small-Cap Value Fund                1,210,258      362,303      12,975      23,410        1,608,946
----------------------------------------------------------------------------------------------------
Small-Cap Growth Fund                 450,351       11,149       3,592       1,503          466,595
----------------------------------------------------------------------------------------------------
Fixed Income Fund                       6,746      801,592      11,419      82,755          902,512
----------------------------------------------------------------------------------------------------
High Yield Fund                       996,765       53,748      21,944       8,877        1,081,334
----------------------------------------------------------------------------------------------------
Government Money Market Fund          689,549            0           0           0          689,549
----------------------------------------------------------------------------------------------------
Quaker-Long Bow Science &
Technology Fund                        29,407            0           0           0           29,407
----------------------------------------------------------------------------------------------------


                              HOLDERS OF MORE THAN
                            5% OF EACH FUND'S SHARES
                             AS OF DECEMBER 31, 2001
----------------------------------------------------------------------------------------------
                                                                                % OWNERSHIP OF
                             NAME OF FUND IN     SHARE CLASS    NUMBER OF       TOTAL FUND
NAME OF SHAREHOLDER          WHICH SHARES HELD   OWNED          SHARES OWNED    SHARES
----------------------------------------------------------------------------------------------
National Investor
Services, Inc., FBO Client   Core Equity            Class A        561,763          37.67%
Accts
----------------------------------------------------------------------------------------------
St. Mary's County
Sheriff's Pension Plan       Core Equity            Class A        277,948          18.64%
----------------------------------------------------------------------------------------------
Geewax, Terker & Co.         Core Equity            Class I        120,496           8.08%
----------------------------------------------------------------------------------------------
Geewax, Terker & Co.         Core Equity            Class I        104,941           7.04%
----------------------------------------------------------------------------------------------
Charles Schwab FBO Client
Accts                        Core Equity            Class A        120,919           8.11%
----------------------------------------------------------------------------------------------
Boynon, E., Individual       Core Equity            Class A         82,049           5.50%
----------------------------------------------------------------------------------------------
National Investor
Services, Inc., FBO Client   Aggressive Growth      Class A        376,531           5.55%
Accts
----------------------------------------------------------------------------------------------
Charles Schwab FBO Client
Accts                        Aggressive Growth      Class A       3,869,822         57.03%
----------------------------------------------------------------------------------------------
National Investor
Services, Inc. FBO Client    Large-Cap Value        Class A         1,786           21.29%
Accts
----------------------------------------------------------------------------------------------
Charles Schwab FBO Client
Accts                        Large-Cap Value        Class A         2,052           24.45%
----------------------------------------------------------------------------------------------
Mailey, Kevin J.,            Large-Cap Value        Class A         4,282           51.02%
Individual
----------------------------------------------------------------------------------------------
St. Mary's County
Sheriff's Pension Plan       Mid-Cap Value          Class I        386,227          35.97%
----------------------------------------------------------------------------------------------
Charles Schwab FBO Client
Accts                        Mid-Cap Value          Class A         70,104           6.53%
----------------------------------------------------------------------------------------------
Nabank & Co. FBO Client
Accts                        Small-Cap Value        Class I        130,441           8.11%
----------------------------------------------------------------------------------------------
DB Alex Brown, LLC FBO
Client Accts                 Small-Cap Value        Class I        382,329          23.76%
----------------------------------------------------------------------------------------------
Richmond Heights             Small-Cap Value        Class I        101,971           6.34%
----------------------------------------------------------------------------------------------
Bank of Oklahoma OPUBCO      Small-Cap Value        Class I        370,075          23.00%
----------------------------------------------------------------------------------------------
Charles Schwab FBO Client
Accts                        Small-Cap Value        Class A        179,414          11.15%
----------------------------------------------------------------------------------------------
St. Mary's County
Sheriff's Pension Plan       Small-Cap Growth       Class I        440,668          94.44%
----------------------------------------------------------------------------------------------
St. Mary's County
Sheriff's Pension Plan       Fixed Income           Class A        577,281          63.96%
----------------------------------------------------------------------------------------------
Charles Schwab FBO Client
Accts                        Fixed Income           Class A        158,469          17.56%
----------------------------------------------------------------------------------------------
National Financial
Services, Inc. FBO Client    Fixed Income           Class C         50,989           5.65%
Accts
----------------------------------------------------------------------------------------------
Charles Schwab FBO Client
Accts                        High Yield             Class I        238,216          22.03%
----------------------------------------------------------------------------------------------
Kern, Individual             High Yield             Class I        663,738           5.30%
----------------------------------------------------------------------------------------------
Mailey, Kevin J.,            Gov't Money Market     Class I         57,345           8.32%
Individual
----------------------------------------------------------------------------------------------
Millennium Bank FBO
Client  Accts                Gov't Money Market     Class I        582,620          84.49%
----------------------------------------------------------------------------------------------
Gill, Walter K., Individual  Science &              Class A         1,555            5.29%
                             Technology
----------------------------------------------------------------------------------------------
Guest, Andrew, Individual    Science &              Class A         15,374          52.28%
                             Technology
----------------------------------------------------------------------------------------------


                                    EXHIBIT B

                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT


                             QUAKER INVESTMENT TRUST
                   AGREEMENT FOR INVESTMENT ADVISORY SERVICES

     THIS AGREEMENT is made as of this 1st day of February, 2002, between Quaker
Investment   Trust  (the  "Trust")  and  Quaker  Funds,   Inc.,  a  Pennsylvania
corporation (the "Adviser").

                                    RECITALS

     WHEREAS,   the  Trust  is  organized   under  the  laws  of  the  state  of
Massachusetts as an unincorporated business trust operating and registered as an open-end  management  investment company of the series type under the Investment
Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest ("Shares") in the Portfolios which are identified on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Trust and Adviser (the "Portfolios"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment  Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

         WHEREAS, the Trust desires to retain Adviser to furnish investment advisory services to the Portfolios, and such other Portfolios as may be added from time to time by mutual agreement of the parties, pursuant to the terms and conditions of this Agreement, and Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     The Trust hereby appoints Adviser to act as investment adviser to the Portfolios for the periods and pursuant to the terms and conditions as set forth in this Agreement. Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The Trust has furnished Adviser with properly certified or authenticated copies of each of the following:

     a. The Trust's Amended and Restated Declaration of Trust as filed with the Commonwealth of Massachusetts;

     b.   The Trust's Amended and Restated By-Laws;

     c.   Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Adviser and approving this Agreement;

     d.   The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated  under the 1940 Act and under the  Securities Act of 1933, as amended (the "1933 Act");

     e.   The Trust's current Prospectus and Statement of Additional Information
          (together called the "Prospectus")

          The Trust will furnish Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.


3.   Management
     ----------

     Subject to the general  supervision  of the Trust's  Board of Trustees (the
"Board"), Adviser will be responsible for providing a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents held by the Portfolios.

     Adviser may, with the prior  written  consent of the Board and the approval of the appropriate Trust shareholders,  as required,  employ persons or entities to serve as  sub-advisers  to one or more  Portfolios.  The Adviser  and/or such sub-advisers, if any, may, in their sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the
Portfolios.  The  investment  activities of such  sub-advisers,  if any, as such services relate to the  Portfolios,  will at all times be subject to the general supervision  and  control of  Adviser.  Adviser  will  provide,  through its own
efforts   itself  and/or   through  the  medium  of  its   previously   approved
sub-adviser(s),  the  services  under this  Agreement  in  accordance  with each
Portfolio's  investment  objectives,  policies and  restrictions as such are set forth in the Prospectus from time to time. Adviser further agrees that it:

     (a) Will conform its activities to all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (b)  Will monitor the  investment  activities of any  sub-adviser  which it employs to insure that such  sub-adviser  conducts its activities with
          respect  to  the  applicable   Portfolio(s)  in  accordance  with  the
          Prospectus and any and all federal  and/or state laws and  regulations relating to the applicable Portfolio(s);

     (c) Will place orders, or monitor the placement of orders by sub-advisers, pursuant to good faith investment determinations for the Portfolios either directly with the respective issuers or with appropriate brokers and dealers. In placing orders with brokers or dealers, the Advisor, or sub-adviser(s) under the supervision of Adviser, will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Adviser, or Adviser's duly authorized sub-adviser(s), believes two or more brokers or dealers are comparable in price and execution, Adviser, or Adviser's duly authorized sub-adviser(s), may prefer: (I) brokers and dealers who provide the Portfolio(s) with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Trust, Adviser or sub-adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Adviser or any sub-adviser in principal transactions;

     (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

4.   Services not Exclusive
     ----------------------

     The services to be furnished by Adviser hereunder are not to be considered exclusive, and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the prior written consent of the Board, Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the Trust.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by it pursuant to such Rule that are not maintained by others on behalf of the Trust.

6.   Expenses
     --------

     During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Trust other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Portfolios.


7.   Compensation
     ------------

     The Trust will pay Adviser,  and Adviser  will accept as full  compensation for its services  rendered  hereunder,  the  investment  advisory  fees for each
Portfolio as set forth on Schedule B attached  hereto and  incorporated  herein, which  Schedule B may be amended  from time to time by mutual  agreement  of the
Trust,  Adviser and  shareholders  as  applicable.  All fees  payable to Adviser pursuant  to this  Agreement  shall be  computed  at the end of each  month  and payable  within five (5) business days  thereafter,  and shall be computed as an annual rate as a percentage  of the average  daily net assets of the  applicable
Portfolio.  All parties to this  Agreement  do hereby  expressly  authorize  and
instruct  the  Trust's   Administrator,   Declaration  Service  Company  or  its
successor,  to provide,  in accordance  with the fees set forth on Schedule B, a calculation  each month of the gross amounts due Adviser for each  Portfolio and to remit such fee payments hereunder promptly to Adviser.

8.   Limitation of Liability
     -----------------------

     Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Trust or any Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on Adviser's part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the affirmative vote of a majority of those members of the Board who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By affirmative vote of either a majority of the entire Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Trust.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser at any time upon sixty (60) days written notice, without payment of any penalty; provided, however that termination by the Trust must be authorized by majority vote of the Board or by vote of a majority of the outstanding voting securities of the Trust. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.


14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                         If to the Adviser:
----------------                         ------------------

Quaker Investment Trust                 Quaker Funds, Inc.
1288 Valley Forge Road, Suite 76        1288 Valley Forge Road, Suite 71
Valley Forge, PA  19482                 Valley Forge, PA  19482
Jeffry H. King                          Kevin J. Mailey
Chairman                                President


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 QUAKER INVESTMENT TRUST


By: _______________________             By: ____________________________________
Title:                                  Jeffry H. King
                                        Title: Chairman


Attest:                                 QUAKER FUNDS, INC.


By: _______________________             By: ____________________________________
Title:                                  Kevin J. Mailey
                                        Title:  President
--------------------------------------------------------------------------------
                                   Schedule A

                             Quaker Investment Trust

                             Portfolios of the Trust

The following Portfolios are offered by the Trust and subject to this Agreement:

------------------------------------------------

Name of Portfolio

------------------------------------------------
Quaker Core Equity Fund
------------------------------------------------
Quaker Aggressive Growth Fund
------------------------------------------------
Quaker Mid-Cap Value Fund
------------------------------------------------
Quaker Small-Cap Value Fund
------------------------------------------------
Quaker Fixed Income Fund
------------------------------------------------
Quaker High Yield Fund
------------------------------------------------
Quaker Small-Cap Growth Fund
------------------------------------------------
Quaker-Long Bow Science & Technology Fund
------------------------------------------------


                                   Schedule B

                             Quaker Investment Trust
                              Compensation Schedule

--------------------------------------------------------------------------------
                                            Annual Fee Rate, as percentage of
Name of Portfolio                           average daily net assets
--------------------------------------------------------------------------------
Quaker Core Equity Fund                                     0.80%
--------------------------------------------------------------------------------
Quaker Aggressive Growth Fund                               1.05%
--------------------------------------------------------------------------------
Quaker Mid-Cap Value Fund                                   0.80%
--------------------------------------------------------------------------------
Quaker Small-Cap Value Fund                                 0.95%
--------------------------------------------------------------------------------
Quaker Fixed Income Fund                                    0.75%
--------------------------------------------------------------------------------
Quaker High Yield Fund                                      0.80%
--------------------------------------------------------------------------------
Quaker Small-Cap Growth Fund                                0.80%
--------------------------------------------------------------------------------
Quaker Long-Bow Science & Technology Fund                   0.25%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     BALLOT
--------------------------------------------------------------------------------
                           THE QUAKER INVESTMENT TRUST

PROPOSAL # 1.  ELECT THE FOLLOWING  PERSONS AS TRUSTEES OF THE QUAKER INVESTMENT
               TRUST

(1)  Jeffry H. King, Sr.    (2)  Laurie Keyes     (3)  Everett T. Keech
(4)  Kevin J. Mailey        (5)  Howard L. Gleit  (6)  Louis P. Pektor, III
(7)  Mark L. Singel         (8)  G. Michael Mara  (9)  Adrian A. Basora
(10) James R. Brinton

FOR ALL                          FOR ALL EXCEPT                   WITHHOLD ALL
/    /                              /    /                           /    /

--------------------------------------------------------------------------------
To withhold  authority to vote on any  individual  nominee(s),  please print the number(s)of the nominee(s) on the line above.

PROPOSAL # 2.  APPROVE A NEW  INVESTMENT  ADVISORY  AGREEMENT WITH QUAKER FUND'S
               INC. TO SERVE AS INVESTMENT ADVISER TO EACH FUND.

Quaker Core Equity Fund Shareholders Only:          Quaker Aggressive Growth Fund Shareholders Only:
-----------------------------------------           -----------------------------------------------
For               Against           Abstain         For               Against          Abstain
/    /            /    /            /    /          /    /            /    /           /    /

Quaker Mid-Cap Value Fund Shareholders Only:        Quaker Small-Cap Value Fund Shareholders Only:
-------------------------------------------         ---------------------------------------------
For               Against           Abstain         For               Against          Abstain
/    /            /    /            /    /          /    /            /    /           /    /

Quaker Fixed Income Fund Shareholders Only:         Quaker High Yield Fund Shareholders Only:
------------------------------------------          ----------------------------------------
For               Against           Abstain         For               Against          Abstain
/    /            /    /            /    /          /    /            /    /           /    /

Quaker Small-Cap Growth Fund Shareholders Only:
----------------------------------------------
For               Against           Abstain
/    /            /    /            /    /

PROPOSAL # 3.  APPROVE  THE CLOSURE OF THE LARGE-CAP VALUE FUND:

Quaker Large-Cap Value Fund Shareholders Only:
---------------------------------------------
For               Against           Abstain
/    /            /    /            /    /

PROPOSAL # 4.  APPROVE THE CLOSURE OF THE GOVERNMENT MONEY MARKET FUND:

Quaker Government Money Market Fund Shareholders Only:
------------------------------------------------------
For               Against           Abstain
/    /            /    /            /    /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                   Date

X
--------------------------------------------------------------------------------
Signature                                                   Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Paul Giorgio, Joseph C. Cascarelli and Joseph Carlin, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held February 8, 2002, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. THE PROXY IS SOLICITED BY THE BOARD OF TRUST WHICH RECOMMENDS A VOTE "FOR" ALL MATTERS.